                             [FACE OF CERTIFICATE]

This Certificate is transferable
in New York, N.Y. and Ridgefield
Park, N.J.

                                                                Exhibit 4(a)

                                                           COMMON STOCK
 ________________                                           _______________
|      NUMBER    |                                         |     SHARES    |
|C               |                                         |               |
|________________|                                         |_______________|


 INCORPORATED UNDER THE LAWS                              CUSIP 413875 10 5
  OF THE STATE OF DELAWARE


                              HARRIS CORPORATION



This Certifies that


is the owner of


          FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Harris Corporation (hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation (a copy of which Certificate is on file with the Transfer Agents), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

DATED:
                 CORPORATE SECRETARY       [SEAL]       CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
        MELLON INVESTOR SERVICES LLC
                             TRANSFER AGENT
                             AND REGISTRAR
BY
                        AUTHORIZED SIGNATURE

                                   [REVERSE]

                              HARRIS CORPORATION


        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF HARRIS CORPORATION, MELBOURNE, FLORIDA 32919 OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common                UNIF GIFT MIN ACT -            Custodian
                                                                   --------------------------------
  TEN ENT - as tenants by the entireties                           (Cust)                 (Minor)
                                                                   under Uniform Gifts to Minors
  JT TEN  - as joint tenants with right of
            survivorship and not as tenants                        Act
            in common                                                  ----------------------------
                                                                                (State)

        Additional abbreviations may also be used though not in the above list.

        For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|_____________________________________|______________________________________
_____________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE.
_____________________________________________________________________________
_____________________________________________________________________________
_______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________
_____________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, _________________



                         ________________________________________________
                         NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED: ________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Stockholder Protection Rights Agreement, dated as of December 6, 1996, (as such may be amended from time to time, the "Rights Agreement"), between Harris Corporation (the "Company") and Mellon Investor Services LLC as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or "Associate" thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor.